Subsequent Events	12 Months Ended
Dec. 31, 2015
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 23 - Subsequent Events

1.
In March 2019, the Company executed an agreement (the “Ludan Acquisition Agreement”), with Ludan and several entities affiliated with Ludan, for the acquisition by Ellomay Luxemburg of 49% of Groen Goor and Goren Gas Oude-Tonge. As the Company currently indirectly owns 51% of the WtE projects operated by these companies, following consummation of the acquisition contemplated by the Ludan Acquisition Agreement, the Company will indirectly wholly-own these projects in their entirety. The consummation of the acquisition contemplated by the Ludan Acquisition Agreement is subject to customary conditions, including the approval of the financing bank of the WtE projects. The Ludan Acquisition Agreement also provides for the immediate (and unconditional) termination of the operations and maintenance arrangement of the WtE projects with Ludan’s affiliates effective as of January 27, 2019.

2.
On March 12, 2019, four of the Company’s Spanish subsidiaries (together, hereinafter – the “Subsidiaries”) entered into a €18.4 million facility agreement (the “Facility Agreement”) with term ending in December 31, 2037. The loans provided under the Facility Agreement bear an annual interest rate equal to the Euribor 6 month rate plus a margin of 200 basis points (with a zero interest floor) and are repaid semi-annually. The Facility Agreement provides for mandatory prepayment upon the occurrence of certain events and includes customary terms, including requirements to maintain financial ratios, various securities provided by the Subsidiaries and a pledge on the shares of the Subsidiaries.

In connection with the Facility Agreement, on March 12, 2019, the Subsidiaries entered into interest swap agreements for an amount of approximately euro 17.6 million (with a decreasing notional principal amount based on the amortization table) until December 2037, replacing the Euribor 6 month rate with a fixed interest rate of approximately 1%, resulting in a fixed annual interest rate of approximately 3%.

3.
In March 2019, following Ellomay PS’s request to extend certain dates and deadlines in the conditional license granted to it due to the continuation of the planning procedures in the National Infrastructure Committee and the Israel Land Authority, the Israeli Electricity Authority resolved to extend certain deadlines and dates set forth in the conditional license held by Ellomay PS. The extensions include, among others: (i) an extension of the term of the conditional license by 24 months to 96 months, (ii) an extension of the deadline for obtaining a building permit by 3 months to 33 months commencing upon the effective date of the conditional license, and (iii) an extension of the deadline for financial closing by 12 months to 42 months commencing upon the effective date of the conditional license. The Israeli Electricity Authority’s resolution will become effective following the receipt of the approval of the Israeli Minister of National Infrastructures, Energy and Water, or the Minister, and is also subject to the forfeiture of a bank guarantee provided by Ellomay PS in the amount of approximately NIS 2,145 thousand (approximately €500 thousand) and of an additional amount of approximately NIS 1,000 thousand (approximately €230 thousand) out of bank guarantees Ellomay PS will be required to provide in connection with the extension.